COLONIAL INTERMARKET INCOME TRUST I
                One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 30, 1997

Dear Shareholder:

The Annual Meeting of Shareholders (Meeting) of Colonial InterMarket Income Trust I (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, May 30, 1997, at 10:00 a.m., Eastern time, to:

          1.     Elect four Trustees;

          2.     Ratify or reject the selection of independent accountants; and

          3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                            By order of the Trustees,



                           Arthur O. Stern, Secretary

April 24, 1997

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

CI-85/560D-0497


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                                          4

                                 PROXY STATEMENT
                               General Information

                                                                  April 24, 1997

The enclosed proxy, which was first mailed on April 24, 1997, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 3, 1997, the Fund had outstanding 11,009,000 shares of beneficial interest. Shareholders of record at the close of business on March 3, 1997, will have one vote for each share held. As of March 3, 1997, The Depository Trust Company, Cede & Co. FAST, P.O. Box 20, Bowling Green Station, New York, New York 10274 owned of record 79.74% of the Fund's outstanding shares.

Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.

1.         Election of Four Trustees.

Ms. Collins and Messrs. Bleasdale, Neuhauser and Weeks (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected. The Board of Trustees consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

         1998                   1999                   2000
         ----                   ----                   ----

         Mr. Ireland            Mr. Birnbaum           Mr. Bleasdale
         Mr. Lowry              Mr. Grinnell           Ms. Collins
         Mr. Mayer              Mr. Moody              Mr. Neuhauser
                                Mr. Shinn              Mr. Weeks
                                  Mr. Sullivan

The following table sets forth certain information about the Board of Trustees:

                                                                          Shares
                                                                    Beneficially
                                                                       Owned and
                                                                      Percent of
Name        Trustee                                               Fund at
(Age)       Since    Principal Occupation (1) and Directorships   3/3/97 (2)

Robert J. Birnbaum   Retired (formerly Special Counsel, Dechert       ----
(69)       1995      Price & Rhoads--law).  Director or Trustee:
                     Colonial Funds, Liberty All-Star Equity
                    Fund, Liberty All-Star Growth Fund, Inc.
                  (formerly known as The Charles Allmon Trust,
                        Inc.), The Emerging Germany Fund.

Tom Bleasdale        Retired (formerly Chairman of the Board and       ----
(66)       1989      Chief Executive Officer, Shore Bank & Trust
                     Company--banking).  Director or Trustee:
                     Colonial Funds,   The Empire Company.

Lora S. Collins      Attorney (law) (formerly Attorney, Kramer,        ----
(61)      1989       Levin, Naftalis, Nessen, Kamin &
                     Frankel--law).  Trustee:  Colonial Funds.

James E. Grinnell    Private Investor.  Director or Trustee:           ----
(67)       1995      Colonial Funds, Liberty All-Star Equity
                     Fund, Liberty All-Star Growth Fund, Inc.
                     (formerly known as The Charles Allmon Trust,
                     Inc.).

William D. Ireland,  Retired.  Trustee:  Colonial Funds.               ----
Jr.         1989
(73)


Richard W. Lowry     Private Investor.  Director or Trustee:           ----
(60)    1995         Colonial Funds, Liberty All-Star Equity
                     Fund, Liberty All-Star Growth Fund, Inc.
                     (formerly known as The Charles Allmon Trust,
                     Inc.).

William E. Mayer*    Partner, Development Capital LLC                  ----
(56)      1994       (investments) (formerly Dean of the College
                     of Business and Management, University of Maryland--higher education; Dean of the
                     Simon Graduate School of Business,
                     University of Rochester--higher education).
                     Director or Trustee:  Colonial Funds,
                     Hambrecht & Quist Incorporated,  Chart House
                     Enterprises, Schuller Corp.

James L. Moody, Jr.  Chairman of the Board and Director,               ----
(65)      1989       Hannaford Bros. Co. (food distributor)
                     (formerly Chief Executive Officer, Hannaford
                     Bros. Co.).  Director or Trustee: Colonial
                     Funds, Penobscot Shoe Co., Sobeys Inc.,
                      UNUM Corporation, IDEXX Laboratories,
                                  Staples Inc.

John J. Neuhauser    Dean of the School of Management, Boston          ----
(53)   1992          College (higher education).  Director or
                     Trustee: Colonial Funds, Hyde Athletic
                                Industries, Inc.

George L. Shinn      Financial Consultant (formerly Chairman,          ----
(74)     1992        Chief Executive Officer and Consultant, The
                     First Boston Corporation--holding company).
                     Director or Trustee: Colonial Funds, The New
                     York Times Co.

Robert L. Sullivan   Retired Partner, Peat Marwick Main & Co.          ----
(69)    1989         (management consulting) (formerly
                      self-employed Management Consultant).
                            Trustee: Colonial Funds.

Sinclair Weeks, Jr.  Chairman of the Board, Reed & Barton              ----
(73)    1992         Corporation (metal products).  Trustee:
                     Colonial Funds.

* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act), because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 3, 1997, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

The following table sets forth certain information about the executive officers of the Fund:

                      Executive
Name                  Officer
(Age)                 Since       Office with Fund: Principal Occupation (3)

Harold W. Cogger      1993        President of the Fund and of the Colonial
(61)                              Funds
                                  (formerly Vice President): Chairman of the
                                  Board and Director of the Adviser (formerly
                                  President, Chief Executive Officer and
                                  Executive Vice President); Chairman of the
                                  Board and Director of The Colonial Group, Inc.
                                  (TCG) (formerly President and Chief Executive
                                  Officer); Executive Vice President and
                                  Director
                                  of Liberty Financial Companies, Inc. (Liberty
                                  Financial); Director or Trustee: Liberty
                                  All-Star Equity Fund, Liberty All-Star Growth
                                  Fund (formerly known as The Charles Allmon
                                  Trust, Inc.), Stein Roe & Farnham
                                  Incorporated.

Davey S. Scoon      1993          Vice President of the Fund and of the Colonial
  (50)                            Funds  (formerly  Treasurer):  Executive  Vice
                                  President   and   Director   of  the   Adviser
                                  (formerly    Senior   Vice    President    and
                                  Treasurer); Executive Vice President and Chief
                                  Operating   Officer  of  TCG  (formerly   Vice
                                  President  - Finance  and  Administration  and
                                  Treasurer).

Timothy J. Jacoby   1996        Treasurer and Chief Financial Officer of the
(44)                            Fund and of the Colonial Funds: Senior Vice
                                President of the Adviser;  (formerly Senior Vice
                                President,   Fidelity   Accounting  and  Custody
                                Services and Assistant Treasurer to the Fidelity
                                Group of Funds--investment management).

  Peter L. Lydecker   1993        Chief Accounting Officer and Controller of the
  (43)                            Fund and of the Colonial Funds (formerly
                                  Assistant Controller): Vice President of the
                                  Adviser (formerly Assistant Vice President).

  Arthur O. Stern     1989        Secretary of the Fund and of the Colonial
  (58)                            Funds: Director, Executive Vice President,
                                  General Counsel, Clerk and Secretary of the
                                  Adviser; Executive Vice President - Legal and
                                 Clerk of TCG (formerly Executive Vice President
                                  - Compliance and Vice President - Legal)

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                   Trustees' Compensation, Meetings and Committees

The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended November 30, 1996, and from the Colonial Funds complex for the calendar year ended December 31, 1996, for serving as Trustees (4):

                                                    Total Compensation From
                          Aggregate Compensation    Fund And Fund Complex
                          From Fund For The         Paid To The Trustees
                          Fiscal Year Ended         For The Calendar Year
Trustee                   November 30, 1996         Ended December 31, 1996 (5)
-------                   -----------------         --------------------------

Robert J. Birnbaum         $1,335                    $ 92,000
Tom Bleasdale               1,497 (6)                 104,500 (7)
Lora S. Collins             1,331                      92,000
James E. Grinnell           1,350                      93,000
William D. Ireland, Jr.     1,564                     109,000
Richard W. Lowry            1,363                      95,000
William E. Mayer            1,321                      91,000
James L. Moody, Jr.         1,532 (8)                 106,500 (9)
John J. Neuhauser           1,368                      94,500
George L. Shinn             1,522                     105,500
Robert L. Sullivan          1,470                     102,000
Sinclair Weeks, Jr.         1,582                     110,000

(4) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(5) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment company portfolios.
(6)     Includes $776 payable in later years as deferred compensation.
(7)     Includes $51,500 payable in later years as deferred compensation.
(8) Total compensation of $1,532 will be payable in later years as deferred compensation.
(9) Total compensation of $106,500 for the calendar year ended December 31, 1996, will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                    Total Compensation From
                                    Liberty Funds For The Calendar
Trustee                             Year Ended December 31, 1996(10)


Robert J. Birnbaum                   $25,000
James E. Grinnell                     25,000
Richard W. Lowry                      25,000

(10) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

During the fiscal year ended November 30, 1996, the Board of Trustees held seven meetings.

The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Lowry, Moody, Shinn, Sullivan and Weeks, met three times during the Fund's fiscal year ended November 30, 1996. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Neuhauser, Sullivan and Weeks, met once during the Fund's fiscal year ended November 30, 1996. The Committee reviews compensation of the Board of Trustees.

The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended
November 30, 1996. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

During the Fund's fiscal year ended November 30, 1996, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  Required Vote

A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Adviser

The Adviser is a wholly-owned subsidiary of TCG, which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.       Ratification of Independent Accountants.

Price Waterhouse LLP was selected as the Fund's independent accountants for the Fund's fiscal year ending November 30, 1997, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price
Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and to make a statement (if the representative desires).

                                  Required Vote

Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.       Other Matters and Discretion of Attorneys Named in the
         Proxy

As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

The Meeting is to be held at the same time as meetings of the shareholders of Colonial High Income Municipal Trust and Colonial Investment Grade Municipal Trust. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 30, 1997, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act, as amended, required the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Stephen E. Gibson, a Director and the President and Chief Executive Officer of the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which he reported no holdings of the Fund.

                      Date for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1998 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before December 26, 1997.

      Shareholders are urged to vote, sign and mail their proxies immediately.



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                       COLONIAL INTERMARKET INCOME TRUST I

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Harold W. Cogger, Nancy L. Conlin, Michael H. Koonce, John W. Reading and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial InterMarket Income Trust I ("Trust"), to be held in Boston, Massachusetts, on Friday, May 30, 1997, and at any adjournments, as follows on the reverse side of this card.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-------------------------------                   -----------------------------

-------------------------------                   -----------------------------

-------------------------------                   -----------------------------

/ X /  PLEASE MARK VOTES AS IN THIS EXAMPLE.

---------------------------------
           COLONIAL INTERMARKET
                 INCOME TRUST I
---------------------------------


Please be sure to sign and date this Proxy.        Date



Shareholder sign here                                Co-owner sign here


1.Election of four Trustees.
  (Item 1 of the Notice)

Tom Bleasdale    For              Withhold         For All Except
Lora S. Collins  /     /          /     /          /     /
John J.
Neuhauser
Sinclair Weeks,
Jr.


Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

2.  Proposal to ratify the selection of Independent Accountants.
  (Item 2 of the Notice)

        FOR        AGAINST       ABSTAIN
        /     /    /     /       /     /


3. In their discretion, upon such other matters as may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed above and, absent direction will be voted FOR Items 1 and 2 listed above.

Please sign exactly as name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. if signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Mark  box at right if an address change or comment has been noted on the reverse
side of this card.    /   /

RECORD DATE SHARES: